Exhibit 10.3 – Placement Agent Agreement

January 15, 2010

CONFIDENTIAL

Mr. Pengfei Liu
Chief Executive Officer
China Marine Food Group Limited
Da Bao Industrial Zone
Shishi Fujian
People’s Republic of China

Dear Mr. Pengfei Liu:

This letter (the “Agreement”) constitutes the agreement between Global Hunter Securities (“GHS”), Brean Murray, Carret & Co., LLC (“Brean Murray” and collectively the “Placement Agents”) and China Marine Food Group Limited (the “Company”), that the Placement Agents shall serve as exclusive book-running, Co-Managers for the Company, on a “best efforts” basis, in connection with the proposed placement (the “Placement”) of up to $30,000,025 (or whatever amount is accepted by the Company) of the registered securities (the “Securities”) of the Company, including shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The terms of such Placement, including the purchase price of the Shares (the “Purchase Price”), shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”). This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.”  The date of the closing of the Placement shall be referred to herein as the “Closing Date.”  The Company expressly acknowledges and agrees that the Placement Agents’ obligations hereunder are on a best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agents to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agents with respect to securing any other financing on behalf of the Company.

SECTION 1.         COMPENSATION AND OTHER FEES.

As compensation for the services provided by the Placement Agents hereunder, the Company agrees to pay to the Placement Agents a cash fee payable immediately upon the closing of the Placement equal to 5% of the aggregate gross proceeds raised in the Placement. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse the Placement Agents’ out-of-pocket accountable expenses actually incurred (with supporting invoices/receipts) including $50,000 for the fees of the Placement Agents’ legal counsel.  All individual expenses apart from the legal counsel fees in excess of $5,000 will require the prior approval of the Company.  Such reimbursement shall be payable immediately upon the closing of the Placement.  The Company’s obligation to the Placement Agents for reimbursement of out-of-pocket expenses will survive any cancellation of this Agreement.

SECTION 2.         REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agents that:

(A)           The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-161910 under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on December 23, 2009, for the registration under the Securities Act of the Shares. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act.  Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and has advised the Placement Agents of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(B)           The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required.

(C)           The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  The Company will not, without the prior consent of the Placement Agents, prepare, use or refer to, any free writing prospectus.

(D)           The Company has delivered, or will as promptly as practicable deliver, to the Placement Agents complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agents reasonably request.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 3.         REPRESENTATIONS AND WARRANTIES.

The Company shall provide the same representations and warranties to the Placement Agents as it provides to the Purchasers.

SECTION 4.         ENGAGEMENT TERM.

 The Placement Agents’ engagement hereunder will be for the period ending April 15, 2010. The engagement may be terminated by either the Company or the Placement Agents at any time upon 30 days' written notice. Notwithstanding anything to the contrary contained herein, the provisions in this Agreement concerning confidentiality, indemnification and contribution will survive any expiration or termination of this Agreement.  Upon any termination of this Agreement, the Company's obligation to pay the Placement Agents any fees actually earned on closing of the Offering and otherwise payable under Section 1 shall survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(D).  Upon any termination of this Agreement, the Company's obligation to reimburse the Placement Agents for out of pocket accountable expenses actually incurred  and reimbursable upon closing of the Offering pursuant to Section 1, if any are otherwise due under Section 1 hereof, will survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(D).  It is also agreed that if the Company completes a placement of Shares similar to those contemplated by this agreement within twelve (12) months following expiration or termination of this agreement with a party or parties with whom the Placement Agents have been in contact or that have been obtained through the direct efforts of the Placement Agents, in connection with this engagement, the Placement Agents shall be paid the placement fees set forth above with respect to such sale, as permitted by FINRA Rule 5110(f)(2)(D).

SECTION 5.         PLACEMENT AGENT  INFORMATION.

The Company agrees that any information or advice rendered by the Placement Agents in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agents’ prior written consent.

SECTION 6.  AGREEMENTS REGARDING THE PLACEMENT AGENTS.

GHS and Brean Murray hereby acknowledge and agree and the Company hereby acknowledges and confirms such understanding and agreement that, with respect to the Placement contemplated by this Agreement;
(i)	the placement fees payable by the Company hereunder shall be shared in equal proportions by the Placement Agents regardless of the actual amount of shares sold by each of them or on their behalf,
(ii)	the final determination of the allocation of shares sold in the Placement to the Purchasers will be determined by the Company and the Placement Agents, and
(iii)
as to all other matters affecting the conduct of the offering contemplated hereby, GHS shall be authorized to make all necessary decisions on behalf of the Placement Agents with the consent of Brean Murray, such consent to be not unreasonably withheld.

SECTION 7.         NO FIDUCIARY RELATIONSHIP.

This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof.  The Company acknowledges and agrees that the Placement Agents are not and shall not be construed as fiduciaries of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or their retention hereunder, all of which are hereby expressly waived.

SECTION 8.         CLOSING.

The obligations of the Placement Agents and the Purchasers, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A)           No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agents.

(B)           The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C)           All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D)           The Placement Agents shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agents and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents, which opinion shall include a “10b-5” representation from such counsel.

(E)           Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(F)           The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the NYSE Amex, and satisfactory evidence of such actions shall have been provided to the Placement Agents.  The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the NYSE Amex, nor has the Company received any information suggesting that the Commission or the NYSE Amex is contemplating terminating such registration or listing.

(G)           Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Alternext US or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agents, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(H)           No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(I)           The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(J)           The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(K)           FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement.  In addition, the Company shall, if requested by the Placement Agents, make or authorize the Placement Agents’ counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(L)           Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

SECTION 9.         INDEMNIFICATION.

(A)  To the extent permitted by law, the Company will indemnify the Placement Agents and their affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of their activities hereunder or pursuant to this engagement letter, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from the Placement Agents’ willful misconduct or gross negligence in performing the services described herein.

(B)           Promptly after receipt by the Placement Agents of notice of any claim or the commencement of any action or proceeding with respect to which the Placement Agents are entitled to indemnity hereunder, they will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the Placement Agents and will pay the fees and expenses of such counsel.  Notwithstanding the preceding sentence, the Placement Agents will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for the Placement Agents reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and the Placement Agents.  In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company.  The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Placement Agents, which will not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of each Placement Agent from all liability arising out of such claim, action or proceeding.

(C)           The Company agrees to notify the Placement Agents promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this engagement letter.

(D)           If for any reason the foregoing indemnity is unavailable or insufficient to hold the Placement Agents harmless, then the Company shall contribute to the amount paid or payable by the Placement Agents as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Placement Agents on the other, but also the relative fault of the Company on the one hand and the Placement Agents on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations.  The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim.  Notwithstanding the provisions hereof, the Placement Agents’ share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Placement Agents under this engagement letter (excluding any amounts received as reimbursement of expenses).

(E)           These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this engagement letter is completed and shall survive the termination of this engagement letter, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this engagement letter or otherwise.

SECTION 10.       GOVERNING LAW.

This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State.  This Agreement may not be assigned by any party without the prior written consent of the other parties.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived.  Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive personal service of process and consent to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

SECTION 11.       ENTIRE AGREEMENT/MISC.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof and replaces the agreement dated January 6, 2010.  If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect.  This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by the Placement Agents and the Company.  The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by all parties and delivered to the other parties, it being understood that no two parties need to sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 12.       NOTICES.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages hereto.

Copies of any notices delivered to the Company shall be delivered to:

Steven Schuster
McLaughlin & Stern LLP
260 Madison Avenue
New York, New York 10016

Copies of any notices delivered to the Placement Agents shall be delivered to:

Richard A. Friedman
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

Please confirm that the foregoing correctly sets forth our agreement by signing and returning a copy of this Agreement to us.

Very truly yours,

GLOBAL HUNTER SECURITIES LLC

By:	/s/ Patrick Winton
Name: Patrick Winton
Title: Managing Director

Address for notice:
400 Poydras St. Suite 1510
New Orleans, LA. 70130
Attention: General Counsel

BREAN MURRAY, CARRET & CO., LLC

By:	/s/ Richard L. Serrano
Name: Richard L. Serrano
Title: Managing Director

Address for notice:
570 Lexington Avenue
New York, NY 10022

Accepted and Agreed to as of
the date first written above:

CHINA MARINE FOOD GROUP LIMITED

By:	/s/ Pengfei Liu
Name: Pengfei Liu
Title: Chief Executive Officer